UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 25, 2009

CHINA TRANSINFO TECHNOLOGY CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-34134	87-0616524
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

07 Floor E-Wing Center
No. 113 Zhichunlu, Haidian District
Beijing, China 100086

 (Address of Principal Executive Offices)

(86 10) 82671299
Registrant’s Telephone Number, Including Area Code:

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 25, 2009, China TransInfo Technology Corp., a Nevada corporation, issued a press release announcing its financial results for its fourth quarter and year ended December 31, 2008.  A copy of the press release is hereby furnished as Exhibits 99.1 and incorporated herein by reference.

The information contained in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure.

The information set forth in Item 2.02 above is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press release dated March 25, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China TransInfo Technology Corp.

Date: March 25, 2009

/s/ Shudong Xia
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated March 25, 2009.